UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2023 (May 19, 2023)

 Morgan Stanley

(Exact Name of Registrant

as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MS	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series A, $0.01 par value	MS/PA	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series E, $0.01 par value	MS/PE	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series F, $0.01 par value	MS/PF	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series I, $0.01 par value	MS/PI	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series K, $0.01 par value	MS/PK	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 4.875% Non-Cumulative Preferred Stock, Series L, $0.01 par value	MS/PL	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 4.250% Non-Cumulative Preferred Stock, Series O, $0.01 par value	MS/PO	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 6.500% Non-Cumulative Preferred Stock, Series P, $0.01 par value	MS/PP	New York Stock Exchange
Global Medium-Term Notes, Series A, Fixed Rate Step-Up Senior Notes Due 2026 of Morgan Stanley Finance LLC (and Registrant’s guarantee with respect thereto)	MS/26C	New York Stock Exchange
Global Medium-Term Notes, Series A, Floating Rate Notes Due 2029 of Morgan Stanley Finance LLC (and Registrant’s guarantee with respect thereto)	MS/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Morgan Stanley (the “Company”) held on Friday, May 19, 2023, the shareholders of the Company in attendance (the “Shareholders”), constituting a quorum under the Amended and Restated Bylaws of the Company, voted on proposals to: (i) elect directors to the Company’s Board of Directors (the “Board”), (ii) ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the 2023 fiscal year, (iii) approve the compensation of the Company’s named executive officers, as disclosed in the proxy statement filed with the Securities and Exchange Commission on April 6, 2023 for the Annual Meeting (the “2023 Proxy”) (a non-binding advisory vote) and (iv) vote on the frequency of holding a non-binding advisory vote on the compensation of executives as disclosed in the 2023 Proxy (a non-binding advisory vote). The Shareholders also voted on shareholder proposals requesting (i) adoption of improved shareholder right to call a special shareholder meeting and (ii) adoption of a policy to cease financing new fossil fuel development (collectively, the “Shareholder Proposals”).

At the Annual Meeting, all nominees for election to the Board were elected by the Shareholders. The Shareholders also voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the 2023 fiscal year. The proposal to approve the compensation of the Company’s named executive officers as disclosed in the 2023 Proxy, through an advisory vote, was also approved by the Shareholders. The advisory vote on the frequency of future advisory votes on executive compensation was held, and the option of “1 Year” received a majority of the votes cast. The Shareholder Proposals were not approved by the Shareholders.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company’s independent inspector of election reported the final vote of the Shareholders as follows:

1.	Election of Directors	FOR	AGAINST	ABSTAIN	Broker Non-vote
	Alistair Darling	1,377,821,373	7,759,301	1,056,362	127,448,209
	Thomas H. Glocer	1,346,009,139	39,498,539	1,129,358	127,448,209
	James P. Gorman	1,346,002,723	38,475,888	2,158,425	127,448,209
	Robert H. Herz	1,346,301,375	38,314,807	2,020,854	127,448,209
	Erika H. James	1,352,907,838	32,623,509	1,105,689	127,448,209
	Hironori Kamezawa	1,378,587,730	6,842,665	1,206,641	127,448,209
	Shelley B. Leibowitz	1,379,260,097	6,382,070	994,869	127,448,209
	Stephen J. Luczo	1,371,748,293	13,675,166	1,213,577	127,448,209
	Jami Miscik	1,380,563,106	4,932,437	1,141,493	127,448,209
	Masato Miyachi	1,378,669,150	6,787,061	1,180,825	127,448,209
	Dennis M. Nally	1,358,853,249	26,673,104	1,110,683	127,448,209
	Mary L. Schapiro	1,353,020,340	32,661,788	954,908	127,448,209
	Perry M. Traquina	1,380,963,948	4,486,243	1,186,845	127,448,209
	Rayford Wilkins, Jr.	1,316,533,832	68,875,135	1,228,069	127,448,209

2.	Ratification of Appointment of Independent Auditor	1,476,222,399	36,792,918	1,069,928	*

3.	Approval of Compensation of Executives (Non-Binding Advisory Vote)	1,335,192,763	48,963,088	2,481,185	127,448,209

		1 YEAR	2 YEARS	3 YEARS	ABSTAIN	Broker Non-vote
4.	Frequency of Advisory Vote to Approve Compensation of Executives (Non-Binding Advisory Vote)	1,367,992,449	1,635,478	15,516,479	1,492,630	127,448,209

5.	Shareholder Proposal Requesting Adoption of Improved Shareholder Right to Call a Special Shareholder Meeting	349,756,082	1,032,552,971	4,327,983	127,448,209

6.	Shareholder Proposal Requesting Adoption of a Policy to Cease Financing New Fossil Fuel Development	65,957,936	1,300,932,969	19,746,131	127,448,209

* Not applicable.

A majority of the votes cast by Shareholders voted, on an advisory basis, to hold an advisory vote on executive compensation every year. In accordance with the Board’s recommendation and the voting results on this advisory proposal, the Board has decided that it will hold an advisory vote on executive compensation every year until the next advisory vote on the frequency of advisory votes on executive compensation, which will occur no later than the Company’s Annual Meeting in 2029.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY (Registrant)

Date:	May 22, 2023	By:	/s/ Martin M. Cohen
			Name:	Martin M. Cohen
			Title:	Corporate Secretary